U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                         __________________

                            FORM 8-K

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):    September 2, 2003
                                                    ------------------


         	   Claremont Technologies Corp.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


     Nevada                     000-50240                  98-0338263
  ------------                 ------------               ------------
 (State or other            (Commission File          (I.R.S. Employer
  jurisdiction                  Number)               Identification No.)
  of incorporation)

   Dan Steer, Director
   #2120, 1066 West Hastings Street
   Vancouver, British Columbia, Canada		         V6E 3X2
  -------------------------------------                  ---------
  (Address of principal executive offices)	        (Zip Code)


 Registrant's telephone number, including area code:	(604) 488-9699
                                                        ----------------

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

NONE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Claremont Technologies Corp. ("Claremont Technologies" or the "Company") completed the acquisition to acquire 100% of the issued and outstanding shares of the common stock of Safe Cell Tab, Inc. ("Safe Cell Tab") in exchange for 8,480,000 unissued shares of its common stock so that Safe Cell Tab becomes a wholly owned subsidiary of the Company on August 22, 2003 pursuant to a Share Exchange Agreement between Claremont Technologies and the shareholders of Safe Cell Tab dated August 22, 2003 (the "Agreement").

On August 25th, subsequent to the closing of this acquisition, Mr. John Morita, President, Chief Executive Officer and director of Claremont Technologies, executed a Share Purchase Agreement between himself ["seller"] and amongst two Shareholders and the President of Safe Cell Tab [the "Purchaser"] whereby
Mr. Morita transferred 6,000,000 shares of common stock of Claremont Technologies for a total purchase price of $6,000 [$.001 per share]. Mr. Morita now owns 400,000 shares of the Company's common stock on completion of this Share Purchase Agreement.

Effective, August 23,2003, Mr. Brian Kejser tendered his resignation as Secretary, Treasurer and director of Claremont Technologies subsequent to the completion of the Agreement. There were no disagreements between Claremont Technologies and Mr. Brian Kejser on any matter relating to the operations, policies or practices of Claremont Technologies. Mr. John Morita remains as director of Claremont Technologies and has been appointed as Chief Financial Officer of the Company. Mr. Dan Steer, Founder and sole director of Safe
Cell Tab, has been appointed as director, Secretary, Treasurer and Chief Executive Officer of Claremont Technologies.

On September 02, 2003, subsequent to the closing and acquisition of Safe Cell Tab Inc., and the appointment of Mr. Dan Steer as director, Claremont Technologies' new Board of Directors passed a Board resolution increasing the Company's number of Board members from two (2) to five (5) and did then elect Dr. Graham Willoughby, Dr. Andrew Willoughby and Mr Don Walker as additional members to the Board of Directors of the Company. Dr. Andrew Willoughby was further appointed as President and Chief Operating Officer of Claremont Technologies.

Safe Cell Tab Inc., is a company, incorporated in the Province of British Columbia, Canada. Safe Cell Tab Inc., owns a proprietary technology which it has acquired under exclusive license which combines a proprietary aluminum and coated ceramic technology capable of absorbing Electromagnetic Radiation ["EMR"] waves and then converting these waves into harmless heat energy. The Safe Cell Tab product was developed to help protect the users of cellular phones and other electrical devices against the numerous detrimental effects of the EMR which emanates from such devices during normal usage. Since different types of electrical devices all generate some level of EMR to varying degrees during normal usage and or during signal transmissions which can be both harmful and damaging to humans and animals [evidence of which has been collaborated by numerous literature publications], Safe Cell Tab has developed a commercially viable product called the "Safe Cell Tab" which, when placed directly on the EMR emitting device, helps to reduce and eliminate the effects of EMR emissions by converting and filtering harmful
EMR signals into harmless infra-red radiation. This unique device provides a measurable amount of protection against EMR emissions.

Safe Cell Tab product has been tested, evaluated, verified and substantiated by two (2) independent research testing facilities in accordance with A.S.T.M standards for EMR emissions. Both of these testing facilities have provided written test reports to Safe Cell Tab and its manufacturing partners which confirm that the Safe Cell Tab product(s) are 99+% effective in reducing the overall amount of EMR emissions.

Due to the fact that these same EMR emissions are also very prevalent amongst a growing number of wireless wi-fi (wireless fidelity) devices [lap tops, pda's and palm pilots etc] now being used to send and receive e-data within the thousands of "hotspots" currently being deployed throughout major metropolitan local area networks [globally], Safe Cell Tab recently acquired a Master Distributor License for a wireless 802.11b wireless wi-fi network technology. With this License, it is Safe Cell Tab's intention to incorporate this wi-fi technology as a part of its on-going business initiatives so that these same wi-fi device users will also have the ability to purchase the Company's Safe Cell Tab product and the protection it affords. Safe Cell Tab's management team believes that the combination of these two (2) technologies are highly complementary to one another as both products/technologies are obviously targeted at the exact same market niche and end-user customer base. Furthermore, Safe Cell Tab's latest technology license is also wholly consistent with the Company's mid to long term goals and mandate of establishing itself as a vertically integrated wire-less communications company, capable of offering a unique value added series of products and services to its customers.

Claremont Technologies currently has limited financial resources and will require additional financing in order to commercialize this business concept and to realize revenues from this business plan. The Company plans to raise additional capital funding in order to support the various business initiatives of Safe Cell Tab Inc., including the funding of additional independent [FCC compliant] Lab Testing protocols and scientifically based data to further support and substantiate the efficacy and performance of its Safe Cell Tab devices and applicable commercial marketing claims.

After completion of the transactions associated with the Agreement, the number of shares of common stock of Claremont Technologies issued and outstanding as of August 22, 2003 was 24,800,000 shares.

PRINCIPAL  SHAREHOLDERS  AND  HOLDINGS  OF  MANAGEMENT

The following table sets forth certain information concerning the number of shares of common stock of Claremont Technologies owned beneficially as of August 22, 2003 by: (i) each of our current and former officers and directors,(ii)each of 5% stockholders, as known to us, and (iii) officers and directors as a group.  Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

                       Name and address      Number of Shares   Percentage  of
Title  of  class       of beneficial owner   of Common Stock    Common Stock(1)
----------------       -------------------   ---------------    ---------------

CURRENT  OFFICERS  AND  DIRECTORS
Common Stock       John Morita                         400,000 shares      1.61%
                   Director,
                   Chief Financial Officer
                   145, West 44th Avenue
                   Vancouver, BC  V5Y 2V3

Common Stock       Dan Steer                          4,000,000 shares    16.12%
                   Director, Secretary/Treasurer
		   Chief Executive Officer
                   1374 Cartier Place,
                   Vancouver, BC V6P 2W9

Common Stock       Dr. Andrew Willoughby	      1,400,000 shares     5.65%
                   Director, President
		   Chief Operating Officer
                   Suite 123, 8415 Granville St.
		   Vancouver, BC V6P 4Z9


Common Stock	   Dr. Graham Willoughby		600,000 shares     2.41%
		   Director
	           Suite 123, 8415 Granville St.
		   Vancouver, BC V6P 4Z9


Common Stock       Mr Donald G Walker                    Nil shares        Nil%
		   Director
                   133 Ward St
                   Larkspur, CA USA 94939


 FORMER  OFFICERS  AND  DIRECTORS

Common Stock       Brian Kejser                          Nil  Shares       Nil%
                   former Director and
                   former Secretary and
                   former Treasurer
                   1818 Draycott Road
                   North Vancouver, BC V7J 1V3

 5%  STOCKHOLDERS

Common Stock       DJ Modern Mill Consultants Inc.    1,973,000 Shares(1)  7.96%
                   1374 Cartier Place,
                   Vancouver, BC V6P 2W9

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(1)  DJ Modern Mill Consultants Inc. is owned and operated by Mr. Dan Steer,
     President, whom is the sole controlling shareholder of DJ Modern Mill Consultants Inc. DJ Modern Mill Consultants Inc., holds a 7.96% interest of common stock in Claremont Technologies and Mr. Steer individually holds 16.12% interest of common stock in Claremont Technologies, together, holding a total of 24.08% interest of common stock in Claremont Technologies.


(*) Based on a total of 24,800,000 shares of common stock of Claremont Technologies issued and outstanding as of August 22, 2003.
-----------------------------------------------------------------------------

Except as otherwise noted, it is believed by us that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock

A copy of the Share Exchange Agreement between Claremont Technologies Corp and Safe Cell Tab Inc. is attached hereto as exhibit 2.


ITEM  3.    BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.    OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None.

ITEM  6.    RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit     Description
-------     ---------------------------------------------------------------
  2.1       Share Exchange Agreement dated August 22, 2003 between Claremont
            Technologies Corp and Safe Cell Tab Inc.


ITEM  8.    CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.    REGULATION  FD  DISCLOSURE

None.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLAREMONT  TECHNOLOGIES, CORP.

Date:  September 2,  2003
                                        By:  /s/ Dan Steer
                                            -----------------------
                                             DAN STEER
                                             Chief Executive Officer